SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 10, 1999 (Date of earliest event reported) Nationslink Funding Corp. as Sponsor) (Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1999-SL) Exact name of registrant as specified in charter) Delaware 333-66805-03 99-637747 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 100 North Tyron St, Charlotte, North Carolina 28255 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (704) 386-2400 (Former name or former address, if changed since last report.) ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of Nationslink Funding Corp. Commercial Mortgage Pass-Through Certificates Series 1999-SL which was made on January 10, 2002. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on January 10, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF NATIONSLINK FUNDING CORPORATION, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: January 10, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Cathy Johnson (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Nationslink Funding Corporation Bank of America NT&SA as Primary Servicer ORIX Real Estate Capital Markets, LLC as Master Servicer Commercial Mortgage Pass-Through Certificates, Series 1999-SL ABN AMRO Acct: 67-8161-40-7 0 Statement Date 01/10/02 Payment Date: 01/10/02 Prior Payment: 12/10/01 Record Date: 12/31/01 WAC: 8.07% WAMM: 72 Number Of Pages Table Of Contents 1 REMIC Certificate Report 1 Other Related Information 3 Asset Backed Facts Sheets 3 Delinquency Loan Detail Mortgage Loan Characteristics 3 Total Pages Included In This 11 Specially Serviced Loan DetailAppendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 0 0 0 0 Monthly Data File Name: 0413MMYY.EXE Grantor Trust Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 264,690,383.00 0.00 63859CCP6 1000.000000000 0.000000000 A-2 75,459,076.00 60,295,206.90 63859CCQ4 1000.000000000 799.045126129 A-3 43,385,473.00 43,385,473.00 63859CCR2 1000.000000000 1000.000000000 A-4 101,223,518.00 101,223,518.00 63859CCS0 1000.000000000 1000.000000000 A-5 71,067,402.00 71,067,402.00 63859CCT8 1000.000000000 1000.000000000 A-6 85,328,198.00 81,220,024.07 63859CCU5 1000.000000000 951.854439373 A-1V 325,206,513.00 165,420,262.90 63859CCV3 1000.000000000 508.662207820 B 47,139,539.00 45,776,223.67 63859CCW1 1000.000000000 971.079154380 C 41,247,097.00 40,054,195.71 63859CCX9 1000.000000000 971.079145521 D 38,300,876.00 37,193,181.73 63859CCY7 1000.000000000 971.079140070 E 20,623,548.00 20,027,097.85 63859CCZ4 1000.000000000 971.079168822 F 47,139,539.00 45,776,223.67 63859CDA8 1000.000000000 971.079154380 G 17,677,331.00 17,166,083.88 63859CDB6 1000.000000000 971.078941725 X 1,178,488,493.00N 762,937,061.13 63859CDC4 1000.000000000 647.386093001 P 0.00 0.00 9ABSC468 1000.000000000 0.000000000 1,178,488,493.00 728,604,893.38 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 63859CCP6 0.000000000 0.000000000 0.000000000 A-2 7,909,546.76 0.00 0.00 63859CCQ4 104.819024818 0.000000000 0.000000000 A-3 0.00 0.00 0.00 63859CCR2 0.000000000 0.000000000 0.000000000 A-4 0.00 0.00 0.00 63859CCS0 0.000000000 0.000000000 0.000000000 A-5 0.00 0.00 0.00 63859CCT8 0.000000000 0.000000000 0.000000000 A-6 901,583.56 0.00 0.00 63859CCU5 10.566068206 0.000000000 0.000000000 A-1V 5,835,760.86 0.00 0.00 63859CCV3 17.944784704 0.000000000 0.000000000 B 1,282,939.38 0.00 0.00 63859CCW1 27.215781215 0.000000000 0.000000000 C 1,122,571.95 0.00 0.00 63859CCX9 27.215780786 0.000000000 0.000000000 D 1,042,388.24 0.00 0.00 63859CCY7 27.215780652 0.000000000 0.000000000 E 561,285.97 0.00 0.00 63859CCZ4 27.215781203 0.000000000 0.000000000 F 1,282,939.38 0.00 0.00 63859CDA8 27.215781215 0.000000000 0.000000000 G 481,102.27 0.00 0.00 63859CDB6 27.215775391 0.000000000 0.000000000 X 0.00 0.00 0.00 63859CDC4 0.000000000 0.000000000 0.000000000 P 0.00 0.00 0.00 9ABSC468 0.000000000 0.000000000 0.000000000 20,420,118.37 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 0.00 0.00 0.00 63859CCP6 0.000000000 0.000000000 0.000000000 A-2 52,385,660.14 306,299.65 0.00 63859CCQ4 694.226101311 4.059149227 0.000000000 A-3 43,385,473.00 227,665.27 0.00 63859CCR2 1000.000000000 5.247500010 0.000000000 A-4 101,223,518.00 561,284.41 0.00 63859CCS0 1000.000000000 5.545000027 0.000000000 A-5 71,067,402.00 407,926.89 0.00 63859CCT8 1000.000000000 5.740000035 0.000000000 A-6 80,318,440.51 447,251.60 0.00 63859CCU5 941.288371167 5.241545122 0.000000000 A-1V 159,584,502.04 340,800.20 0.00 63859CCV3 490.717423116 1.047950107 0.000000000 B 44,493,284.29 264,052.52 0.00 63859CCW1 943.863373165 5.601508322 0.000000000 C 38,931,623.76 240,892.61 0.00 63859CCX9 943.863364736 5.840231859 0.000000000 D 36,150,793.49 234,286.05 0.00 63859CCY7 943.863359418 6.116989335 0.000000000 E 19,465,811.88 100,135.49 0.00 63859CCZ4 943.863387619 4.855395880 0.000000000 F 44,493,284.29 247,954.54 0.00 63859CDA8 943.863373165 5.260011983 0.000000000 G 16,684,981.61 92,982.95 0.00 63859CDB6 943.863166334 5.260010688 0.000000000 X 741,554,738.23 2,435,864.61 0.00 63859CDC4 629.242239220 2.066939664 0.000000000 P 0.00 658,956.27 0.00 9ABSC468 0.000000000 0.559153758 0.000000000 708,184,775.01 6,566,353.06 0.00 Total P&I Paymen 26986471.43 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 5.81% 63859CCP6 FIXED A-2 6.10% 63859CCQ4 FIXED A-3 6.30% 63859CCR2 FIXED A-4 6.65% 63859CCS0 FIXED A-5 6.89% 63859CCT8 FIXED A-6 6.61% 63859CCU5 FIXED A-1V 2.39% 63859CCV3 2.19% B 6.92% 63859CCW1 6.92% C 7.22% 63859CCX9 7.22% D 7.56% 63859CCY7 7.56% E 6.00% 63859CCZ4 6.00% F 6.50% 63859CDA8 6.50% G 6.50% 63859CDB6 6.50% X 63859CDC4 NONE P 9ABSC468 NONE Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC IV Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 UA1 264,690,383.00 0.00 None 1000.000000000 0.000000000 UA2 75,459,076.00 60,295,206.90 None 1000.000000000 799.045126129 UA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 UA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 UA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 UA6 85,328,198.00 81,220,024.07 None 1000.000000000 951.854439373 UA1V 325,206,513.00 165,420,262.91 None 1000.000000000 508.662207851 UB 47,139,539.00 45,776,223.67 None 1000.000000000 971.079154380 UC 41,247,097.00 40,054,195.71 None 1000.000000000 971.079145521 UD 38,300,876.00 37,193,181.73 None 1000.000000000 971.079140070 UE 20,623,548.00 20,027,097.85 None 1000.000000000 971.079168822 UF 47,139,539.00 45,776,223.67 None 1000.000000000 971.079154380 UG 17,677,331.00 17,166,083.88 None 1000.000000000 971.078941725 UX1 1,178,488,493.00N 728,604,893.38 None 1000.000000000 618.253718817 UX2 0.00 0.00 None 1000.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA2 7,909,546.76 0.00 0.00 None 104.819024818 0.000000000 0.000000000 UA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA6 901,583.56 0.00 0.00 None 10.566068206 0.000000000 0.000000000 UA1V 5,835,760.86 0.00 0.00 None 17.944784704 0.000000000 0.000000000 UB 1,282,939.38 0.00 0.00 None 27.215781215 0.000000000 0.000000000 UC 1,122,571.95 0.00 0.00 None 27.215780786 0.000000000 0.000000000 UD 1,042,388.24 0.00 0.00 None 27.215780652 0.000000000 0.000000000 UE 561,285.97 0.00 0.00 None 27.215781203 0.000000000 0.000000000 UF 1,282,939.38 0.00 0.00 None 27.215781215 0.000000000 0.000000000 UG 481,102.27 0.00 0.00 None 27.215775391 0.000000000 0.000000000 UX1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UX2 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 UA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 UA2 52,385,660.14 306,299.65 0.00 None 694.226101311 4.059149227 0.000000000 UA3 43,385,473.00 227,665.27 0.00 None 1000.000000000 5.247500010 0.000000000 UA4 101,223,518.00 561,284.41 0.00 None 1000.000000000 5.545000027 0.000000000 UA5 71,067,402.00 407,926.89 0.00 None 1000.000000000 5.740000035 0.000000000 UA6 80,318,440.51 447,251.60 0.00 None 941.288371167 5.241545122 0.000000000 UA1V 159,584,502.05 340,800.20 0.00 None 490.717423147 1.047950107 0.000000000 UB 44,493,284.29 264,052.52 0.00 None 943.863373165 5.601508322 0.000000000 UC 38,931,623.76 240,892.61 0.00 None 943.863364736 5.840231859 0.000000000 UD 36,150,793.49 234,286.05 0.00 None 943.863359418 6.116989335 0.000000000 UE 19,465,811.88 100,135.49 0.00 None 943.863387619 4.855395880 0.000000000 UF 44,493,284.29 247,954.54 0.00 None 943.863373165 5.260011983 0.000000000 UG 16,684,981.61 92,982.95 0.00 None 943.863166334 5.260010688 0.000000000 UX1 708,184,775.01 2,211,301.33 0.00 None 600.926338455 1.876387715 0.000000000 UX2 0.00 224,563.28 0.00 None 0.000000000 0.190551950 0.000000000 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) UA1 5.81% None 5.81% UA2 6.10% None 6.10% UA3 6.30% None 6.30% UA4 6.65% None 6.65% UA5 6.89% None 6.89% UA6 6.61% None 6.61% UA1V 2.47% None 2.47% UB 6.92% None 6.92% UC 7.22% None 7.22% UD 7.56% None 7.56% UE 6.00% None 6.00% UF 6.50% None 6.50% UG 6.50% None 6.50% UX1 2.13% None UX2 None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 R-IV 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 728,604,893.39 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 20,420,118.37 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 R-IV 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 708,184,775.02 5,907,396.79 0.00 Total P&I Paymen26,327,515.16 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) R-IV None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC III Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 MA1 264,690,383.00 0.00 None 1000.000000000 0.000000000 MA2 75,459,076.00 60,295,206.90 None 1000.000000000 799.045126129 MA3 43,385,473.00 43,385,473.00 None 1000.000000000 1000.000000000 MA4 101,223,518.00 101,223,518.00 None 1000.000000000 1000.000000000 MA5 71,067,402.00 71,067,402.00 None 1000.000000000 1000.000000000 MA6 85,328,198.00 81,220,024.07 None 1000.000000000 951.854439373 MA1V 325,206,513.00 165,420,262.90 None 1000.000000000 508.662207820 MB 47,139,539.00 45,776,223.67 None 1000.000000000 971.079154380 MC 41,247,097.00 40,054,195.71 None 1000.000000000 971.079145521 MD 38,300,876.00 37,193,181.73 None 1000.000000000 971.079140070 ME 20,623,548.00 20,027,097.85 None 1000.000000000 971.079168822 MF 47,139,539.00 45,776,223.67 None 1000.000000000 971.079154380 MG 17,677,331.00 17,166,083.88 None 1000.000000000 971.078941725 MX 1,178,488,493.00N 728,604,893.38 None 1000.000000000 618.253718817 R-III 0.00 0.00 None 1000.000000000 0.000000000 1,178,488,493.00 0.00 728,604,893.38 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA2 7,909,546.76 0.00 0.00 None 104.819024818 0.000000000 0.000000000 MA3 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA4 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA5 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA6 901,583.56 0.00 0.00 None 10.566068206 0.000000000 0.000000000 MA1V 5,835,760.86 0.00 0.00 None 17.944784704 0.000000000 0.000000000 MB 1,282,939.38 0.00 0.00 None 27.215781215 0.000000000 0.000000000 MC 1,122,571.95 0.00 0.00 None 27.215780786 0.000000000 0.000000000 MD 1,042,388.24 0.00 0.00 None 27.215780652 0.000000000 0.000000000 ME 561,285.97 0.00 0.00 None 27.215781203 0.000000000 0.000000000 MF 1,282,939.38 0.00 0.00 None 27.215781215 0.000000000 0.000000000 MG 481,102.27 0.00 0.00 None 27.215775391 0.000000000 0.000000000 MX 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 20,420,118.37 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 MA1 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 MA2 52,385,660.14 306,299.65 -88,085.27 None 694.226101311 4.059149227 -1.167325054 MA3 43,385,473.00 227,665.27 -56,114.77 None 1000.000000000 5.247500010 -1.293399982 MA4 101,223,518.00 561,284.41 -100,808.50 None 1000.000000000 5.545000027 -0.995899984 MA5 71,067,402.00 407,926.89 -56,917.88 None 1000.000000000 5.740000035 -0.800899968 MA6 80,318,440.51 447,251.60 -84,000.46 None 941.288371167 5.241545122 -0.984439634 MA1V 159,584,502.04 340,800.21 -741,197.19 None 490.717423116 1.047950137 -2.279158505 MB 44,493,284.29 264,052.52 -35,365.18 None 943.863373165 5.601508322 -0.750223289 MC 38,931,623.76 240,892.61 -21,097.88 None 943.863364736 5.840231859 -0.511499755 MD 36,150,793.49 234,286.05 -8,990.83 None 943.863359418 6.116989335 -0.234742151 ME 19,465,811.88 100,135.48 -30,859.76 None 943.863387619 4.855395396 -1.496336130 MF 44,493,284.29 247,954.54 -51,463.16 None 943.863373165 5.260011983 -1.091719628 MG 16,684,981.61 92,982.96 -19,298.68 None 943.863166334 5.260011254 -1.091719106 MX 708,184,775.01 224,563.28 0.00 None 600.926338455 0.190551950 0.000000000 R-III 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 708,184,775.01 3,696,095.47 -1,294,199.56 Total P&I Paymen24,116,213.84 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) MA1 7.85% None 7.73% MA2 7.85% None 7.73% MA3 7.85% None 7.73% MA4 7.85% None 7.73% MA5 7.85% None 7.73% MA6 7.85% None 7.73% MA1V 7.85% None 7.73% MB 7.85% None 7.73% MC 7.85% None 7.73% MD 7.85% None 7.73% ME 7.85% None 7.73% MF 7.85% None 7.73% MG 7.85% None 7.73% MX None R-III None Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC II Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L2T1 1,154,918,723.00 747,678,319.53 None 1000.000000000 647.386092753 L2T2 11,784,885.00 7,238,436.74 None 1000.000000000 614.213608364 L2T3 11,784,885.00 8,020,304.76 None 1000.000000000 680.558593486 L2T1N 1,154,918,723.00N 747,678,319.53 None 1000.000000000 647.386092753 L2T2N 11,784,885.00N 7,238,436.74 None 1000.000000000 614.213608364 L2T3N 11,784,885.00N 8,020,304.76 None 1000.000000000 680.558593486 1,178,488,493.00 0.00 762,937,061.03 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 20,954,676.44 0.00 0.00 None 18.143853782 0.000000000 0.000000000 L2T2 213,823.23 0.00 0.00 None 18.143853758 0.000000000 0.000000000 L2T3 213,823.22 0.00 0.00 None 18.143852910 0.000000000 0.000000000 L2T1N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T2N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 L2T3N 0.00 0.00 0.00 None 0.000000000 0.000000000 0.000000000 21,382,322.89 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L2T1 726,723,643.09 4,670,417.12 0.00 None 629.242238971 4.043935757 0.000000000 L2T2 7,024,613.51 23,819.49 -21,395.84 None 596.069754605 2.021189855 -1.815532354 L2T3 7,806,481.54 26,392.38 -23,706.93 None 662.414740577 2.239511035 -2.011638637 L2T1N 726,723,643.09 220,072.01 0.00 None 629.242238971 0.190551946 0.000000000 L2T2N 7,024,613.51 2,130.57 0.00 None 596.069754605 0.180788357 0.000000000 L2T3N 7,806,481.54 2,360.70 0.00 None 662.414740577 0.200315913 0.000000000 741,554,738.14 4,945,192.27 -45,102.77 Total P&I Paymen26,327,515.16 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) L2T1 7.50% None 7.73% L2T2 7.50% None 7.73% L2T3 7.50% None 7.73% L2T1N 0.35% None 7.73% L2T2N 0.35% None 7.73% L2T3N 0.35% None 7.73% Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated REMIC I Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 L1T1 1,154,918,723.00 747,678,319.53 None 1000.000000000 647.386092753 L1T2 11,784,885.00 7,238,436.74 None 1000.000000000 614.213608364 L1T3 11,784,885.00 8,020,304.73 None 1000.000000000 680.558590941 R-I 0.00 0.00 9ABSC521 1000.000000000 0.000000000 R 0.00 0.00 9ABSC469 1000.000000000 0.000000000 1,178,488,493.00 762,937,061.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 20,954,676.44 0.00 0.00 None 18.143853782 0.000000000 0.000000000 L1T2 213,823.23 0.00 0.00 None 18.143853758 0.000000000 0.000000000 L1T3 213,823.23 0.00 0.00 None 18.143853758 0.000000000 0.000000000 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 21,382,322.90 0.00 0.00 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 L1T1 726,723,643.09 4,890,489.13 0.00 None 629.242238971 4.234487703 0.000000000 L1T2 7,024,613.51 25,950.05 -21,395.84 None 596.069754605 2.201977363 -1.815532354 L1T3 7,806,481.50 28,753.08 -23,706.93 None 662.414737182 2.439826948 -2.011638637 R-I 0.00 0.00 0.00 9ABSC521 0.000000000 0.000000000 0.000000000 R 0.00 0.00 0.00 9ABSC469 0.000000000 0.000000000 0.000000000 741,554,738.10 4,945,192.26 -45,102.77 Total P&I Paymen26,327,515.16 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Pass-Through Class Rate (2) CUSIP Next Rate (3) L1T1 7.85% None 7.73% L1T2 7.85% None 7.73% L1T3 7.85% None 7.73% R-I 9ABSC521 R 9ABSC469 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adustment minus Deferred Interest equals Accrual (3) Esimtated Other Related Information Interest Summary Current Scheduled Interest 5,132,292.13 Less Delinquent Interest -1,610,833.88 Less Deferred Interest 0.00 Plus Advance Interest 1,566,852.05 Plus Unscheduled Interest 0.00 PPIS Reducing Scheduled Interest -41,589.81 Less Total Fees Paid To Servicer -86,041.34 Less Misc. Fees & Expenses -818.76 Less Non Recoverable Advances 0.00 Plus Prepayment Premiums 658,956.27 Interest Due Trust 5,618,816.66 Less Trustee Fee -2,035.92 Less Fee Strips Paid by Trust -12,632.20 Less Misc. Fees Paid by Trust 0.00 Remittance Interest 5,604,148.53 Pool Balance Summary Component Balance Count Beginning Pool 762,937,061.13 1873 Scheduled Principal Distribution 3,290,990.53 0 Unscheduled Principal Distribution 18,091,332.37 52 Deferred Interest 0.00 0 Liquidations 0.00 0 Repurchases 0.00 0 Ending Pool 741,554,738.23 1821 Servicing Fee Summary Current Servicing Fees 86,041.34 Delinquent Servicing Fees 40,279.79 Servicing Fee Shortfall 955.19 Unscheduled Servicing Fees 0.00 Total Servicing Fees Paid 127,276.32 PPIS Summary Gross PPIS 41,589.81 Gross PPIE 0.00 PPIS Covered by Excess Interest 41,589.81 PPIE Added to Excess Interest 0.00 PPIS Due Certificate 0.00 Principal Summary Scheduled Principal: 0.00 Current Scheduled Principal 2,126,024.43 Advanced Scheduled Principal 1,164,966.10 Scheduled Principal Distribution 3,290,990.53 Unscheduled Principal: 0.00 Curtailments 513,459.61 Prepayments in Full 17,575,703.52 Liquidation Proceeds 0.00 Repurchase Proceeds 0.00 Other Principal Proceeds 2,169.24 Unscheduled Principal Distribution 18,091,332.37 Remittance Principal 21,382,322.90 Servicer Wire Amount 26,986,471.43 The Available Distribution Amount for this Distribution Da 26,986,471.43 Aggregate amount of P&I Advances: Aggregate Amount in Grace Day Period: 2,717,323.43 Aggregate Amount past the Grace Day Period: 18,459.78 Total Aggregate P& I Advances on delinquent loans: 2,735,783.21 Additional Servicing Advances: 0.00 Aggregate Servicing and P&I Advances made in respect 2,735,783.21 of the immediately preceding Distribution Date: Aggregate Stated Principal Balance of the Mortgage Pool 762,937,061.13 immediately before such distribution date Aggregate Stated Principal Balance of the Mortgage Pool 741,554,738.23 immediately after such distribution date Ending Number of Loans: 1,821.00 Ending Aggregate Principal Balance: 741,554,738.23 Weighted Average Mortgage Rate of the Mortgage Pool: 7.85% Weighted Average remaining term to maturity: 71.65 Overcollateralization Amount for such Distribution Date: 33,369,963.22 Excess Cash Flow for such Distribution Date: 2,435,864.61 Pass Uncapped Pass Accrued Certificate Through RateThrough Rate Interest Class A-1 5.81% 5.81% 0.00 Class A-2 6.10% 6.10% 306,299.65 Class A-3 6.30% 6.30% 227,665.27 Class A-4 6.65% 6.65% 561,284.41 Class A-5 6.89% 6.89% 407,926.89 Class A-6 6.61% 6.61% 447,251.60 Class A-1V 2.39% 2.39% 340,800.20 Class B 6.92% 6.92% 264,052.52 Class C 7.22% 7.22% 240,892.61 Class D 7.56% 7.56% 234,286.05 Class E 6.00% 6.00% 100,135.49 Class F 6.50% 6.50% 247,954.54 Class G 6.50% 6.50% 92,982.95 Distributed Interest Prior Interest Certificate Interest Carryover Shortfall Class A-1 0.00 0.00 0.00 Class A-2 306,299.65 0.00 0.00 Class A-3 227,665.27 0.00 0.00 Class A-4 561,284.41 0.00 0.00 Class A-5 407,926.89 0.00 0.00 Class A-6 447,251.60 0.00 0.00 Class A-1V 340,800.20 0.00 0.00 Class B 264,052.52 0.00 0.00 Class C 240,892.61 0.00 0.00 Class D 234,286.05 0.00 0.00 Class E 100,135.49 0.00 0.00 Class F 247,954.54 0.00 0.00 Class G 92,982.95 0.00 0.00 Realized Losses for Current Period: 0.00 Additional Trust Fund Expenses: 0.00 Aggregate Amount of Servicing Fees Paid: 0.00 Primary Servicer: 86,041.34 Master Servicer: 12,632.20 Special Servicer: 495.39 Total Amount of Servicing Fees: 99,168.94 Asset Backed Facts - Pool Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 01/10/02 2 1,337,463 1 01/00/00 0.110% 0.180% 0.055% 12/10/01 3 1,268,909 0 01/00/00 0.160% 0.166% 0.000% 11/13/01 2 224,195 0 01/00/00 0.105% 0.029% 0.000% 10/10/01 2 274,998 0 01/00/00 0.104% 0.035% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 2 1,316,500 0 01/00/00 0.100% 0.162% 0.000% 07/10/01 2 1,320,407 0 01/00/00 0.098% 0.158% 0.000% 06/11/01 3 970,770 0 01/00/00 0.145% 0.114% 0.000% 05/10/01 2 1,253,935 0 01/00/00 0.095% 0.146% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.137% 0.176% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 2 828,150 0 01/00/00 0.089% 0.090% 0.000% 11/10/00 3 827,566 0 01/00/00 0.132% 0.089% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% *** Two of the four loans delinquent, made payment on 6/8/99. The other two loans, the borrower's are in the process of reissuing payments. *** Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 01/10/02 141,924 0 0 01/00/00 0.019% 0.000% 0.000% 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 01/10/02 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 01/10/02 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 01/10/02 52 17,575,704 8.0724% 01/00/00 2.856% 2.370% 12/10/01 26 8,430,585 8.1492% 01/00/00 1.388% 1.105% 11/13/01 30 8,326,265 8.1968% 01/00/00 1.580% 1.074% 10/10/01 32 8,231,504 8.2553% 01/00/00 1.659% 1.045% 09/10/01 39 10,986,005 8.3480% 01/00/00 1.989% 1.374% 08/10/01 35 16,890,517 8.4186% 01/00/00 1.750% 2.074% 07/10/01 41 10,022,690 8.5466% 01/00/00 2.015% 1.200% 06/11/01 29 8,531,739 8.6543% 01/00/00 1.397% 1.005% 05/10/01 28 7,227,914 8.7031% 01/00/00 1.330% 0.839% 04/10/01 28 9,518,677 8.7717% 01/00/00 1.313% 1.091% 03/12/01 22 5,449,512 8.8176% 01/00/00 1.018% 0.615% 02/12/01 22 6,773,240 8.8793% 01/00/00 1.007% 0.756% 01/10/01 34 10,149,115 8.9081% 01/00/00 1.541% 1.120% 12/11/00 25 8,748,178 8.9067% 01/00/00 1.116% 0.950% 11/10/00 30 9,776,771 8.9110% 01/00/00 1.324% 1.048% 10/10/00 17 4,803,134 8.8915% 01/00/00 0.740% 0.507% Distribution Date Remit 01/10/02 7.8491% 01/00/00 12/10/01 7.9260% 01/00/00 11/13/01 7.9734% 01/00/00 10/10/01 8.0321% 01/00/00 09/10/01 8.1246% 01/00/00 08/10/01 8.1953% 01/00/00 07/10/01 8.3234% 01/00/00 06/11/01 8.4310% 01/00/00 05/10/01 8.4799% 01/00/00 04/10/01 8.5484% 01/00/00 03/12/01 8.5947% 01/00/00 02/12/01 8.6559% 01/00/00 01/10/01 8.6847% 01/00/00 12/11/00 8.6835% 01/00/00 11/10/00 8.6877% 01/00/00 10/10/00 8.6683% 01/00/00 Asset Backed Facts - Group 1 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 01/10/02 1 1,064,416 1 01/00/00 0.073% 0.183% 0.073% 12/10/01 3 1,268,909 0 01/00/00 0.214% 0.212% 0.000% 11/13/01 2 224,195 0 01/00/00 0.141% 0.037% 0.000% 10/10/01 2 274,998 0 01/00/00 0.140% 0.045% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 1 364,498 0 01/00/00 0.068% 0.058% 0.000% 07/10/01 1 366,048 0 01/00/00 0.067% 0.057% 0.000% 06/11/01 1 39,062 0 01/00/00 0.066% 0.006% 0.000% 05/10/01 1 1,118,121 0 01/00/00 0.065% 0.170% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 3 1,580,430 0 01/00/00 0.188% 0.233% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 109,137 0 01/00/00 0.061% 0.016% 0.000% 11/10/00 3 827,566 0 01/00/00 0.182% 0.118% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 01/10/02 141,924 0 0 01/00/00 0.024% 0.000% 0.000% 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 01/10/02 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 01/10/02 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 01/10/02 39 12,740,263 8.6048% 01/00/00 2.857% 2.189% 12/10/01 11 4,572,645 8.6044% 01/00/00 0.783% 0.765% 11/13/01 17 3,486,819 8.6140% 01/00/00 1.201% 0.576% 10/10/01 18 3,433,460 8.6111% 01/00/00 1.257% 0.561% 09/10/01 22 5,048,538 8.6223% 01/00/00 1.517% 0.817% 08/10/01 20 9,977,180 8.6337% 01/00/00 1.359% 1.595% 07/10/01 25 5,165,084 8.6309% 01/00/00 1.676% 0.809% 06/11/01 21 6,456,433 8.6471% 01/00/00 1.384% 0.999% 05/10/01 22 5,202,395 8.6461% 01/00/00 1.430% 0.793% 04/10/01 18 4,173,137 8.6568% 01/00/00 1.154% 0.628% 03/12/01 14 2,196,169 8.6354% 01/00/00 0.887% 0.327% 02/12/01 12 3,262,954 8.6613% 01/00/00 0.753% 0.482% 01/10/01 21 6,300,461 8.6714% 01/00/00 1.308% 0.922% 12/11/00 17 5,606,101 8.6699% 01/00/00 1.045% 0.810% 11/10/00 18 6,416,216 8.6837% 01/00/00 1.095% 0.915% 10/10/00 9 1,371,617 8.6785% 01/00/00 0.541% 0.193% Distribution Date Remit 01/10/02 8.3815% 01/00/00 12/10/01 8.3812% 01/00/00 11/13/01 8.3906% 01/00/00 10/10/01 8.3879% 01/00/00 09/10/01 8.3989% 01/00/00 08/10/01 8.4103% 01/00/00 07/10/01 8.4078% 01/00/00 06/11/01 8.4237% 01/00/00 05/10/01 8.4229% 01/00/00 04/10/01 8.4334% 01/00/00 03/12/01 8.4126% 01/00/00 02/12/01 8.4379% 01/00/00 01/10/01 8.4480% 01/00/00 12/11/00 8.4467% 01/00/00 11/10/00 8.4603% 01/00/00 10/10/00 8.4553% Asset Backed Facts - Group 2 Total Distribution Delinq 1 Month Delinq 2 Months Date # Balance # 01/10/02 1 273,046 0 01/00/00 0.219% 0.171% 0.000% 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 1 952,002 0 01/00/00 0.189% 0.504% 0.000% 07/10/01 1 954,358 0 01/00/00 0.184% 0.485% 0.000% 06/11/01 2 931,708 0 01/00/00 0.358% 0.460% 0.000% 05/10/01 1 135,814 0 01/00/00 0.176% 0.066% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 1 719,013 0 01/00/00 0.163% 0.315% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category Distribution Delinq 3+ Months Date Balance # Balance 01/10/02 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Foreclosure/Bankruptcy REO Date # Balance # 01/10/02 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Modifications Date Balance # Balance 01/10/02 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/13/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 09/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 08/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 07/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 06/11/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 05/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 04/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 03/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 02/12/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 01/10/01 0 0 0 01/00/00 0.000% 0.000% 0.000% 12/11/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 11/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% 10/10/00 0 0 0 01/00/00 0.000% 0.000% 0.000% Distribution Prepayments Curr Weighted Avg. Date # Balance Coupon 01/10/02 13 4,835,441 6.1492% 01/00/00 2.851% 3.030% 12/10/01 15 3,857,940 6.5313% 01/00/00 3.198% 2.332% 11/13/01 13 4,839,446 6.7461% 01/00/00 2.686% 2.843% 10/10/01 14 4,798,044 7.0453% 01/00/00 2.817% 2.728% 09/10/01 17 5,937,468 7.4394% 01/00/00 3.327% 3.268% 08/10/01 15 6,913,336 7.7209% 01/00/00 2.841% 3.661% 07/10/01 16 4,857,606 8.2776% 01/00/00 2.947% 2.469% 06/11/01 8 2,075,307 8.6776% 01/00/00 1.431% 1.024% 05/10/01 6 2,025,519 8.8849% 01/00/00 1.058% 0.985% 04/10/01 10 5,345,540 9.1310% 01/00/00 1.745% 2.563% 03/12/01 8 3,253,343 9.3811% 01/00/00 1.372% 1.515% 02/12/01 10 3,510,286 9.5461% 01/00/00 1.692% 1.604% 01/10/01 13 3,848,654 9.6263% 01/00/00 2.163% 1.724% 12/11/00 8 3,142,076 9.6217% 01/00/00 1.303% 1.376% 11/10/00 12 3,360,555 9.5943% 01/00/00 1.929% 1.447% 10/10/00 8 3,431,517 9.5231% 01/00/00 1.262% 1.451% Distribution Date Remit 01/10/02 5.9260% 01/00/00 12/10/01 6.3080% 01/00/00 11/13/01 6.5228% 01/00/00 10/10/01 6.8219% 01/00/00 09/10/01 7.2160% 01/00/00 08/10/01 7.4976% 01/00/00 07/10/01 8.0543% 01/00/00 06/11/01 8.4543% 01/00/00 05/10/01 8.6616% 01/00/00 04/10/01 8.9080% 01/00/00 03/12/01 9.1579% 01/00/00 02/12/01 9.3227% 01/00/00 01/10/01 9.4030% 01/00/00 12/11/00 9.3984% 01/00/00 11/10/00 9.3710% 01/00/00 10/10/00 9.2998% 01/00/00 Pool Total Distribution of Principal Balances Current Scheduled Number Balances of Loans 0.00to 100,000.00 230 100,000.01to 200,000.00 295 200,000.01to 300,000.00 318 300,000.01to 400,000.00 269 400,000.01to 500,000.00 169 500,000.01to 600,000.00 121 600,000.01to 700,000.00 106 700,000.01to 800,000.00 75 800,000.01to 900,000.00 68 900,000.01to 1,000,000.00 60 1,000,000.01to 1,100,000.00 30 1,100,000.01to 1,200,000.00 30 1,200,000.01to 1,300,000.00 16 1,300,000.01to 1,400,000.00 24 1,400,000.01to 1,500,000.00 10 1,500,000.01to 1,600,000.00 0 1,600,000.01to 1,700,000.00 0 1,700,000.01to 1,800,000.00 0 1,800,000.01to 1,900,000.00 0 1,900,000.01& Above 0 Total 1821 Current Scheduled Scheduled Based on Balances Balance Balance 0.00to 100,000.00 11,856,357.26 1.60% 100,000.01to 200,000.00 44,986,695.66 6.07% 200,000.01to 300,000.00 78,438,793.76 10.58% 300,000.01to 400,000.00 92,970,329.05 12.54% 400,000.01to 500,000.00 75,984,457.76 10.25% 500,000.01to 600,000.00 65,758,093.87 8.87% 600,000.01to 700,000.00 68,754,498.42 9.27% 700,000.01to 800,000.00 55,906,498.74 7.54% 800,000.01to 900,000.00 57,553,377.68 7.76% 900,000.01to 1,000,000.00 56,829,823.98 7.66% 1,000,000.01to 1,100,000.00 31,561,793.65 4.26% 1,100,000.01to 1,200,000.00 34,376,810.28 4.64% 1,200,000.01to 1,300,000.00 19,897,907.61 2.68% 1,300,000.01to 1,400,000.00 32,464,219.83 4.38% 1,400,000.01to 1,500,000.00 14,215,080.68 1.92% 1,500,000.01to 1,600,000.00 0.00 0.00% 1,600,000.01to 1,700,000.00 0.00 0.00% 1,700,000.01to 1,800,000.00 0.00 0.00% 1,800,000.01to 1,900,000.00 0.00 0.00% 1,900,000.01& Above 0.00 0.00% Total 741,554,738.23 100.00% Average Scheduled Balance is 395,918.17 Maximum Scheduled Balance is 1,451,616.15 Minimum Scheduled Balance is 638.46 Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Interest Rate of Loans Balance 7.00%or less 358138,862,996.66 7.00%to 7.25% 11 3,792,040.92 7.25%to 7.50% 32 9,479,628.02 7.50%to 7.75% 62 40,641,993.64 7.75%to 8.00% 146 84,790,173.05 8.00%to 8.25% 190101,036,959.61 8.25%to 8.50% 219100,437,510.84 8.50%to 8.75% 181 78,916,313.37 8.75%to 9.00% 167 75,304,247.78 9.00%to 9.25% 88 32,976,019.09 9.25%to 9.50% 103 28,621,733.10 9.50%to 9.75% 106 22,192,574.57 9.75%to 10.00% 49 8,437,733.48 10.00%to 10.50% 52 7,126,814.83 10.50%& Above 57 8,937,999.27 Total 1821741,554,738.23 Current Mortgage Based on Interest Rate Balance 7.00%or less 18.73% 7.00%to 7.25% 0.51% 7.25%to 7.50% 1.28% 7.50%to 7.75% 5.48% 7.75%to 8.00% 11.43% 8.00%to 8.25% 13.63% 8.25%to 8.50% 13.54% 8.50%to 8.75% 10.64% 8.75%to 9.00% 10.15% 9.00%to 9.25% 4.45% 9.25%to 9.50% 3.86% 9.50%to 9.75% 2.99% 9.75%to 10.00% 1.14% 10.00%to 10.50% 0.96% 10.50%& Above 1.21% Total 100.00% W/Avg Mortgage Interest Rate is 8.06720% Minimum Mortgage Interest Rate is 4.00000% Maximum Mortgage Interest Rate is 14.50000% Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Industrial 567245,035,195.41 33.04% Office 495178,517,551.93 24.07% Multifamily 258108,879,470.60 14.68% Retail 264104,192,559.38 14.05% Mixed Use 145 64,516,518.25 8.70% Other 60 18,254,290.68 2.46% Mobile Home 12 10,555,864.81 1.42% Self Storage 14 8,360,346.26 1.13% Lodging 5 3,205,873.16 0.43% Health Care 1 37,067.75 0.00% Total 1821741,554,738.23 100.00% Geographic Distribution Geographic Number Scheduled Based on Location of Loans Balance Balance California 1203475,974,837.45 64.19% Washington 303132,451,440.10 17.86% Oregon 106 43,418,224.45 5.86% Nevada 91 39,144,959.75 5.28% Arizona 60 23,020,478.22 3.10% Texas 29 11,851,937.54 1.60% Idaho 20 9,899,236.54 1.33% Alaska 4 2,284,039.40 0.31% Illinois 3 1,420,808.45 0.19% Minnesota 1 1,169,148.64 0.16% Utah 1 919,627.69 0.12% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Missing 0 0.00 0.00% Total 1821741,554,738.23 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0.00 0.00% 1+ to 2 years 900423,430,150.06 57.10% 2+ to 3 years 509228,652,092.80 30.83% 3+ to 4 years 109 36,949,121.15 4.98% 4+ to 5 years 28 7,623,469.78 1.03% 5+ to 6 years 100 22,947,570.07 3.09% 6+ to 7 years 15 3,138,451.48 0.42% 7+ to 8 years 4 1,022,258.96 0.14% 8+ to 9 years 41 4,778,887.42 0.64% 9+ to 10 years 106 11,229,197.91 1.51% 10 years or more 9 1,783,538.60 0.24% Total 1821741,554,738.23 100.00% Weighted Avera 570.76% Distribution of Amortization Type Number Scheduled Based on Amortization Typeof Loans Balance Balance Fully Amortizing 760238,317,298.85 32.14% Amortizing Balloo 1061503,237,439.38 67.86% Total 1821741,554,738.23 100.00% Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 211 25,312,331.23 3.41% 61 to 120 months 241 87,373,792.75 11.78% 121 to 180 months 308125,631,174.87 16.94% 181 to 240 months 0 0.00 0.00% 241 to 360 months 0 0.00 0.00% Total 760238,317,298.85 32.14% Weighted Avera 110 Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 109 33,861,243.49 4.57% 13 to 24 months 104 35,130,038.68 4.74% 25 to 36 months 101 41,780,678.52 5.63% 37 to 48 months 155 79,703,547.84 10.75% 49 to 60 months 190 96,824,943.33 13.06% 61 to 120 months 397213,204,518.01 28.75% 121 to 180 months 5 2,732,469.51 0.37% 181 to 240 months 0 0.00 0.00% Total 1061503,237,439.38 67.86% Weighted Avera 53 Distribution of Maximum Rates Number Maximum Rates of Loans 0.00%to 0.00% 326 0.01%to 11.50% 22 11.51%to 12.00% 6 12.01%to 12.50% 1 12.51%to 13.00% 6 13.01%to 13.50% 8 13.51%to 14.00% 6 14.01%to 14.50% 9 14.51%to 15.00% 6 15.01%to 15.50% 24 15.51%to 16.00% 24 16.01%to 16.50% 8 16.51%to 17.00% 7 17.01%& 99.00% 3 Fixed Rate Mortgage 1365 Total 1821 Scheduled Maximum Rates Balance 0.00%to 0.00% 126,544,985.44 0.01%to 11.50% 7,082,924.55 11.51%to 12.00% 830,921.68 12.01%to 12.50% 332,066.32 12.51%to 13.00% 2,156,851.74 13.01%to 13.50% 2,070,010.58 13.51%to 14.00% 1,354,977.89 14.01%to 14.50% 1,556,276.43 14.51%to 15.00% 1,703,312.79 15.01%to 15.50% 5,646,498.63 15.51%to 16.00% 7,324,404.32 16.01%to 16.50% 1,706,270.51 16.51%to 17.00% 722,335.08 17.01%& 99.00% 552,666.08 Fixed Rate Mortgage 581,970,236.19 Total 741,554,738.23 Weighted Average for Mtge with a Maximum Ra 14.11% Based on Maximum Rates Balance 0.00%to 0.00% 17.06% 0.01%to 11.50% 0.96% 11.51%to 12.00% 0.11% 12.01%to 12.50% 0.04% 12.51%to 13.00% 0.29% 13.01%to 13.50% 0.28% 13.51%to 14.00% 0.18% 14.01%to 14.50% 0.21% 14.51%to 15.00% 0.23% 15.01%to 15.50% 0.76% 15.51%to 16.00% 0.99% 16.01%to 16.50% 0.23% 16.51%to 17.00% 0.10% 17.01%& 99.00% 0.07% Fixed Rate Mortgage 78.48% Total 100.00% Distribution of Indices of Mortgage Loans Number Scheduled Based on Indices of Loans Balance Balance Other 226 78,761,860.19 10.62% 6 Month LIBOR 144 58,165,330.65 7.84% WSJ Prime Rate 77 15,891,472.23 2.14% 3 Month LIBOR 5 4,931,093.34 0.66% 1 Month LIBOR 2 1,450,277.32 0.20% 1 Year CMT 1 294,197.60 0.04% WSJ Prime Rate 1 90,270.71 0.01% Fixed Rate Mortga 1365581,970,236.19 78.48% Total 1821741,554,738.23 100.00% Distribution of Payment Adjustment Payment AdjustmenNumber Scheduled Based on Frequency Loans Balance Balance One Month 2 1,450,277.32 0.20% Three Month 5 4,931,093.34 0.66% Six Month 447152,818,663.07 20.61% One Year 2 384,468.31 0.05% Fixed Rate Mortga 1365581,970,236.19 78.48% Total 1821741,554,738.23 100.00% Distribution of Interest Adjustment Interest AdjustmeNumber Scheduled Based on Frequency Loans Balance Balance One Month 2 1,450,277.32 0.20% Three Month 5 4,931,093.34 0.66% Six Month 447152,818,663.07 20.61% One Year 2 384,468.31 0.05% Fixed Rate Mortga 1365581,970,236.19 78.48% Total 1821741,554,738.23 100.00% Distribution of Minimum Rates Number Minimum Rates (1) of Loans 0.00%to 0.00% 404 0.01%to 4.00% 1 4.01%to 4.50% 8 4.51%to 4.75% 3 4.76%to 5.00% 0 5.01%to 5.25% 17 5.26%to 5.50% 1 5.51%to 5.75% 10 5.76%to 6.00% 3 6.01%to 6.25% 2 6.26%to 6.50% 1 6.51%to 7.00% 2 7.01%to 7.50% 2 7.51%& 99.00% 2 Fixed Rate Mortgage 1365 Total 1821 Scheduled Based on Minimum Rates (1) Balance Balance 0.00%to 0.00% 149,243,511.24 20.13% 0.01%to 4.00% 5,022.45 0.00% 4.01%to 4.50% 1,358,874.84 0.18% 4.51%to 4.75% 247,684.43 0.03% 4.76%to 5.00% 0.00 0.00% 5.01%to 5.25% 3,170,578.51 0.43% 5.26%to 5.50% 18,324.59 0.00% 5.51%to 5.75% 1,801,503.35 0.24% 5.76%to 6.00% 903,574.15 0.12% 6.01%to 6.25% 457,037.50 0.06% 6.26%to 6.50% 213,129.02 0.03% 6.51%to 7.00% 440,650.55 0.06% 7.01%to 7.50% 483,858.55 0.07% 7.51%& 99.00% 1,240,752.86 0.17% Fixed Rate Mortgage 581,970,236.19 78.48% Total 741,554,738.23 100.00% Weighted Averag 0.3965% Distribution of Mortgage Loan Margins Number Scheduled Mortgage Loan Margins Loans Balance No Margin 0.01%to 2.50% 244101,607,880.57 2.51%to 3.00% 148 48,023,858.86 3.01%to 3.25% 22 4,286,043.44 3.26%to 3.50% 27 3,937,058.40 3.51%to 3.75% 6 977,763.74 3.76%to 4.00% 5 534,308.84 4.01%to 4.25% 1 68,807.53 4.26%to 4.50% 1 44,671.00 0.00%& Above 1 60,685.83 Fixed Rate Mortgage 1366582,013,660.02 Total 1821741,554,738.23 (1) For adjustable mortgage loans where a minimum rate does not exist the gross margin was used. Based on Mortgage Loan Margins Balance 0.00%No Margin 0.00% 0.01%to 2.50% 13.70% 2.51%to 3.00% 6.48% 3.01%to 3.25% 0.58% 3.26%to 3.50% 0.53% 3.51%to 3.75% 0.13% 3.76%to 4.00% 0.07% 4.01%to 4.25% 0.01% 4.26%to 4.50% 0.01% 0.00%& Above 0.01% Fixed Rate Mortgage 78.49% Total 100.00% Weighted Average for Mtge with a Margin is 2.403% Specially Serviced Loan Detail Beginning Disclosure Scheduled Interest Maturity Control # Balance Rate Date 000000003064656 214,308.93 7.88% 10/01/08 000000008312647 541,974.64 5.88% 09/01/01 000000002015394 117,653.81 6.62% 11/01/01 000000002039030 701,968.82 8.25% 12/01/03 000000002041325 491,889.85 8.00% 08/01/06 Specially Disclosure Property Serviced Control # Type Status Code (1Comments 000000003064656 Office 0 0 000000008312647 Industrial 0 0 000000002015394 Office 0 0 000000002039030 Retail 0 0 000000002041325 Mixed Use 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail Disclosure ModificationModification Control # Date Description 3102605 05/01/01the maturity date has been extended to 5/1/06. The interest rate has changed from 8.125% to 7.125% effective 5/1/01, the monthly P&I payment amount has 0 01/00/00changed to $9839.13 beginning June 1, 2001. 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 0 01/00/000 Dist. Disclosure Appraisal Appraisal Date Control # Date Value 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 01/00/00 0 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 Dist. Beginning Gross Proceeds Date Scheduled Gross as a % of 01/00/00Balance Proceeds Sched Principal 01/00/00 0.00 0.00 01/00/00 0.00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Aggregate Net Net Proceeds Date Liquidation Liquidation as a % of 01/00/00Expenses * Proceeds Sched. Balance 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% 01/00/00 0.00 0.00 0.00% Current Total 0.00 0.00 0.00% Cumulative 0.00 0.00 0.00 0.00 Dist. Realized Date Loss 01/00/00 01/00/00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 01/00/00 0.00 Current Total 0.00 Cumulative 0.00 * Aggregate liquidation expenses also include outstanding P&I * advances and unpaid servicing fees, unpaid trustee fees, etc..